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                                                                    EXHIBIT 23.3

                        CONSENT OF  INDEPENDENT AUDITORS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Quest Software, Inc. of our report dated September 29, 1999 relating to the financial statements of MBR Technologies, Inc. appearing in an amendment to the Current Report on Form 8-K of Quest Software, Inc. dated December 29, 1999 (filed on February 18, 2000).



/s/ SWENSON ADVISORS, LLP
    Temecula, California
    May 26, 2000